SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 10, 2004

                                NUI Corporation.
             (Exact name of registrant as specified in its charter)

                                   New Jersey
                 (State or Other Jurisdiction of Incorporation)

                                    001-16385
                            (Commission File Number)

                                   22-3708029
                     (I.R.S. Employer Identification Number)

                          550 Route 202-206, PO Box 760
                          Bedminster, New Jersey 07921
              (Address and zip code of principal executive offices)

                                 (908) 781-0500
              (Registrant's telephone number, including area code)


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Item 7.   Financial Statements and Exhibits

(c)      Exhibits

The following exhibits are filed herewith:

Exhibit No.    Description of Exhibit

99.1 Press Release dated February 10, 2004, with respect to late filing of quarterly report, extension of delivery date for financials and settlement negotiations



Item 9. Regulation FD Disclosure and Item 12. Results of Operations and Financial Condition

The following information is furnished pursuant to Item 9. "Regulation FD Disclosure" and Item 12. "Results of Operations and Financial Condition."

On February 10, 2004, NUI Corporation (the "Company") issued a press release announcing the late filing of its Quarterly Report on Form 10-Q for the first quarter ended December 31, 2003, its earnings for the first quarter of fiscal 2004 and the receipt by the Company and NUI Utilities, Inc. ("NUI Utilities") from their bank lenders of an extension for the delivery of the Company's financial reports. In addition, the Company also announced ongoing settlement negotiations with the New Jersey Board of Public Utilities regarding the focused audit of the Company, NUI Utilities and Elizabethtown Gas. The press release is filed herewith as Exhibit 99.1, and is incorporated herein by reference.

The information, including the exhibit attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise stated in such filing.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            NUI CORPORATION.

                                            By: /s/ Steven D. Overly
                                               ---------------------------------
                                            Name:  Steven D. Overly
                                            Title: Vice President and
                                                   General Counsel



Dated: February 10, 2004

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                                  EXHIBIT INDEX

Exhibit No.    Description

99.1 Press Release dated February 10, 2004, with respect to late filing of quarterly report, extension of delivery date for financials and settlement negotiations

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